QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference of our reort included in the Form 10-K/A, into 4-D Neuroimaging's previously filed Form S-8 No. 33-60743, No. 33-61057, No. 33-32260, No. 33-33179 and No. 33-68136.

/s/ Swenson Advisors, LLP
San Diego, California
January 24, 2002

QuickLinks

  Exhibit 23.3
CONSENT OF INDEPENDENT ACCOUNTANTS